------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): March 30, 2020

                            ADVANTEGO CORPORATION
                            ---------------------
            (Exact name of Registrant as specified in its charter)

        Colorado                    0-23726                  84-1116515
-------------------------- -------------------------- -------------------------
     (State or other              (Commission              (IRS Employer
      jurisdiction
    of incorporation)              File No.)            Identification No.)

             3801 East Florida Ave., Suite 400, Denver, CO 80210
             ---------------------------------------------------
         (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (949) 627-8977

          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

                                                    Name of Each Exchange
   Title of Each Class      Trading Symbol(s)       on Which Registered
   -------------------      -----------------       ----------------------
         None                   N/A                        N/A

Item 8.01      Other Events

     Advantego Corporation. (the "Company") is filing this Current Report on Form 8-K as a condition to seeking relief provided by the Securities and Exchange Commission (SEC) Order under Section 36 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), granting exemptions from specified provisions of the Exchange Act, as set forth in SEC Release No. 34-88318 (the "Order"). By filing this Current Report on Form 8-K, the Company is relying on the Order to receive an additional 45 days to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the "10-K"). The 10-K would have been due on March 30, 2020. With this extension the Company expects to file the 10-K on or before May 14, 2020 on the condition that it is able to raise additional funds required to complete the audit and prepare the 10-K

     As a result of the tightening of the credit markets resulting from the COVID-19 pandemic the Company has not been able to raise sufficient funds required to complete the audit of its December 31, 2019 financial statements. The Company is looking for other alternatives that would allow it to complete the audit and preparation of the December 31, 10-K and remain a going concern.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 15, 2020                   ADVANTEGO CORPORATION

                                       By:/s/ Robert W. Ferguson
                                          -------------------------------------
                                          Robert W. Ferguson
                                          Chief Executive Officer